Exhibit 99.1

Five Below, Inc. Names Winnie Park Chief Executive Officer

Seasoned retail executive to lead next phase of growth for extreme-value retailer

PHILADELPHIA, PA, December 4, 2024 – Five Below, Inc. (NASDAQ: FIVE), the trend-right, high-quality extreme-value retailer for teens and pre-teens, today announced the appointment of Winnie Park as Chief Executive Officer (CEO) and a member of its Board of Directors, effective December 16, 2024.

An accomplished retail executive with a career spanning more than three decades, Ms. Park has extensive experience in driving customer-centric business strategies, merchandising and brand building across a broad spectrum of specialty and value retail.

In her new role, she will partner closely with Kenneth Bull, who will continue as Five Below’s Chief Operating Officer. In addition, Thomas Vellios, Co-founder, will continue as Executive Chairman, working alongside Ms. Park, Mr. Bull and the rest of the leadership team to drive the Company’s strategic priorities. Ms. Park will be based in Philadelphia.

“Winnie is a passionate retail visionary with a deep understanding of the consumer and the power at the intersection of trend and value,” Mr. Vellios said. “The breadth of her leadership experience, especially her merchandising expertise, customer acumen, strong global background, and importantly, how she values and champions organizational culture all make her uniquely suited for the role. Combined with Ken’s expertise and deep knowledge of our business, I’m confident that together we will unlock tremendous potential for our customers and shareholders by delivering amazing product at exceptional value in a fun store experience.”

Ms. Park served as Chief Executive Officer of Forever 21 since January 2022, leading a transformational brand refresh for the fast-fashion company focused on younger consumers with a social-media-first approach to engaging with customers. Under Ms. Park’s leadership, the brand launched its omnichannel capabilities, social commerce and an award-winning metaverse partnership with Roblox. She also expanded categories beyond women’s apparel to include kid’s, gift, beauty and accessories. Prior to Forever 21, Ms. Park was the CEO of Paper Source, where she drove the business from a traditional brick-and-mortar retailer to an omnichannel lifestyle brand. Under her leadership, Paper Source developed a robust digital presence, encompassing social media, digital content, online subscriptions and affiliate partnerships. Prior to Paper Source, Ms. Park served as Executive Vice President, Global Marketing and eCommerce, and Global VP, GMM, Merchandising, at Hong Kong-based international retail leader Duty Free Shoppers, a division of LVMH. At DFS, Ms. Park launched the company’s first global eCommerce site, serving customers across China, Korea, Japan, Southeast Asia, the Middle East and the United States. Ms. Park has also led Women’s Merchandising for Dockers at Levi Strauss & Co. and worked at McKinsey in fashion retail and consumer digital. Ms. Park served on the board of Dollar Tree from 2020 to 2024. She earned a BA from Princeton University and an MBA from Northwestern University.

“I’m a huge fan of the Five Below brand and its unique ability to connect with and empower teens and pre-teens through an amazing assortment of extreme-value items in a fun shopping environment,” said Ms. Park. “There is enormous opportunity to build on the exciting initiatives that are already underway as we elevate our product, value and experience. I am excited to be a part of the continued growth of the brand and to be partnering with Tom, Ken and the rest of the talented team as we execute on the long runway for growth ahead.”

Mr. Vellios continued, “I would like to extend a deep appreciation to Ken for his support as interim CEO over the past several months. His contributions have been critical in helping us refocus and create momentum in the business. I’m delighted that Ken is continuing his role as COO, and on behalf of the board and the entire Five Below team, I want to thank him.”

Mr. Bull said, “I’ve been honored to call Five Below my home since 2005 and am thrilled to welcome Winnie to the team. Her experience, leadership style and deep focus on people – both customers and crew – make her a great fit. I am excited about the possibilities ahead and look forward to partnering with Winnie to unlock our full potential and drive the next phase of Five Below’s growth.”

Forward-Looking Statements:

This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect management’s current views and estimates regarding the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, store count potential and other financial and operating information. Investors can identify these statements by the fact that they use words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future” and similar terms and phrases. The Company cannot assure investors that future developments affecting the Company will be those that it has anticipated. Actual results may differ materially from these expectations due to risks related to disruption to the global supply chain, risks related to the Company’s strategy and expansion plans, risks related to our ability to attract, retain, and integrate qualified executive talent, risks related to disruptions in our information technology systems and our ability to maintain and upgrade those systems, risks related to the inability to successfully implement our online retail operations, risks related to cyberattacks or other cyber incidents, risks related to increased usage of machine learning and other types of artificial intelligence in our business, and challenges with properly managing its use; risks related to our ability to select, obtain, distribute and market merchandise profitably, risks related to our reliance on merchandise manufactured outside of the United States, the availability of suitable new store locations and the dependence on the volume of traffic to our stores, risks related to changes in consumer preferences and economic conditions, risks related to increased operating costs, including wage rates, risks related to inflation and increasing commodity prices, risks related to potential systematic failure of the banking system in the United States or globally, risks related to extreme weather, pandemic outbreaks, global political events, war, terrorism or civil unrest (including any resulting store closures, damage, or loss of inventory), risks related to leasing, owning or building distribution centers, risks related to our ability to successfully manage inventory balance and inventory shrinkage, quality or safety concerns about the Company’s merchandise, increased competition from other retailers including online retailers, risks related to the seasonality of our business, risks related to our ability to protect our brand name and other intellectual property, risks related to customers’ payment methods, risks related to domestic and foreign trade restrictions including duties and tariffs affecting our domestic and foreign suppliers and increasing our costs, including, among others, the direct and indirect impact of current and potential tariffs imposed and proposed by the United States on foreign imports, risks associated with the restrictions imposed by our indebtedness on our current and future operations, the impact of changes in tax legislation and accounting standards and risks associated with leasing substantial amounts of space. For further details and a discussion of these risks and uncertainties, see the Company’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the Securities and Exchange Commission and available at www.sec.gov. If one or more of these risks or uncertainties materialize, or if any of the Company’s assumptions prove incorrect, the Company’s actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by the Company in this news release speaks only as of the date on which the Company makes it. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

About Five Below

Five Below is a leading high-growth value retailer offering trend-right, high-quality products loved by teens and pre-teens. We believe life is better when customers are free to “let go & have fun” in an amazing experience filled with unlimited possibilities. With most items priced between $1 and $5, and some extreme value items priced beyond $5 in our incredible Five Beyond Shop, Five Below makes it easy to say YES! to the newest, coolest stuff across eight awesome Five Below worlds: Style, Room, Sports, Tech, Create, Party, Candy and New & Now. Founded in 2002 and headquartered in Philadelphia, Pennsylvania, Five Below today has over 1,750 stores in 44 states. For more information, please visit www.fivebelow.com or find Five Below on Instagram, TikTok and Facebook @FiveBelow.

Investor Contact

Christiane Pelz

Vice President, Investor Relations

Five Below, Inc.

Investorrelations@fivebelow.com

Media Contact

Jessica Liddell

Partner, ICR

FiveBelowPR@icrinc.com